United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 8, 2005
                                                          -------------

                           SCBT FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

        South Carolina                 001-12669                    57-079935
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

        520 Gervais Street
     Columbia, South Carolina                          29201-3046
     ------------------------                          ----------
(Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175
                                                           --------------


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.
----------        -------------

         On April 8, 2005, SCBT Financial Corporation (NASDAQ: SCBT) and its lead banking subsidiary, South Carolina Bank and Trust, N.A., issued a press release announcing the completion today of its acquisition of New Commerce Bancorp and its banking subsidiary, New Commerce Bank. Under the terms of the acquisition, New Commerce BanCorp shareholders will receive $18.00 in cash for each share of New Commerce BanCorp common stock that they own. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01.        Financial Statements and Exhibits.
----------        ----------------------------------

         (c)      Exhibits.

                  99.1       Press release, dated April 8, 2005.

           -----------------------------------------------------------

Information Regarding Forward Looking Statements
------------------------------------------------

         This current report, including the Exhibits, includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and other statements that are other than statements of historical facts. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Except as required by law, we do not under-take any obligation to update any forward-looking statements.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


April 8, 2005                                SCBT Financial Corporation

                                             By:  /s/ Richard C. Mathis
                                                  --------------------------
                                                  Richard C. Mathis
                                                  Executive Vice President and
                                                  Chief Financial Officer



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                Description
-----------                -----------

99.1                       Press Release, dated April 8, 2005